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                                                                    EXHIBIT 10.1

                      AMENDMENT #2 TO EMPLOYMENT AGREEMENT
                                       OF
                                 W. DONALD BELL

Date:         April 30, 2002

Parties:      Bell Microproducts, Inc.      ("Company")
              W. Donald Bell                ("Bell)

         WHEREAS, the Company and Bell are parties to an existing Employment Agreement dated July 1, 1999, as amended (the "Agreement); and

         WHEREAS, on the date set forth above, the Board of Directors of the Company approved an amendment to certain portions of the Agreement.

         NOW, THEREFORE, the Company and Bell agree that effective April 30, 2002, the following amendment shall be made to the Agreement:

         1.   Paragraph 3h is hereby added as follows:

              3h Supplemental Executive Retirement Plan ("SERP") Bell is designated as a participant in the Company's SERP and will be provided with a retirement benefit as provided in the Company's Supplemental Executive Retirement Plan Document, and the Participation Agreement signed by the Company and Bell. The Participation Agreement provides as follows:

Normal Retirement Age:                                           70

Normal Retirement Benefit per Year for Lifetime:                 $250,000 (single life annuity)

Vesting Schedule:                                                Fully vested at age 65

Early Retirement Age:                                            67

Early Retirement Benefit per Year for Lifetime:                  Normal Retirement Benefit less 5% for each partial or
                                                                 full year under age 70

Spousal Benefit/Joint and Survivor Annuity Option:               In accordance with SERP Plan Document

         This Amendment shall be attached to and be part of the Agreement. Except as set forth herein, all other provisions of the Agreement shall remain in full force without modification.

         In consideration of the mutual covenants contained herein, the parties have executed this Amendment effective as of the date and year above written.


         W. Donald Bell:                  Bell Microproducts, Inc.:


                                          By /s/ W. Donald Bell
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                                          Its
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